Fees Summary	Oct. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,001.50
Total Offset Amount	0.00
Net Fee	$ 3,001.50